Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Two Blades Foundation 1630 Chicago Avenue, Suite 1907 Evanston, IL 06201 U.S.A.
Att: Diana Horvath

New Brighton, December 31st, 2015

Subject: Commercial License Agreement effective on December 9th, 2014—Option exercise for [*****]

Dear Dr. Horvath,

Reference is made to the Commercial License Agreement made effective on December 9, 2014 between Calyxt Inc. (“Calyxt” or “CPS”, initially known as Cellectis Plant Sciences Inc.) and Two Blades Foundation (hereinafter the “Agreement”).

Pursuant to the Section 2.1 (c) of the Agreement, CPS has an option to add crop plants of its choice to the “Licensed Crops” subject to sending written notice thereof and paying amounts set in Section 3.1 (c) of the Agreement to Two Blades Foundation (the “Option”).

We are very pleased to inform you that Calyxt hereby exercises this Option for the [*****] following crop plants: [*****]. Therefore, as per the provisions of Section 3.1 (c) of the Agreement, Calyxt has initiated the payment of the irrevocable and non-refundable license fee of [*****] in compensation for the exercise of the Option for the [*****] additional crops.

Yours sincerely,

/s/ Luc Mathis

Luc Mathis

Chief Executive Officer

Calyxt Inc., 600 County Road D W., Suite 8, New Brighton, MN 55112, USA, Phone +1 (651) 683-2807,Info@calyxt.com, www.calyxt.com

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